<pre>
                         SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |   |

Check the appropriate box:

|   |   Preliminary Proxy Statement
|   |   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
| X |   Definitive Proxy Statement
|   |   Definitive Additional Materials
|   |   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                           CONECTISYS CORPORATION
___________________________________________________________________________
                 (Name of Registrant as Specified In Its Charter)

___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required
| |     Fee computed on table below per Exchange Act Rules 14a 6(i)(4) and 0-11.

        1.      Title of each class of securities to which transaction applies:
                _______________________________________________________________

        2.      Aggregate number of securities to which transaction applies:
                _______________________________________________________________

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0?11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                _______________________________________________________________

        4.      Proposed maximum aggregate value of transaction:
                _______________________________________________________________

        5.      Total fee paid:
                _______________________________________________________________

|   |   Fees paid previously with preliminary materials.

|   |   Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0?11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1.      Amount Previously Paid:________________________________________
        2.      Form, Schedule or Registration Statement No.:__________________
        3.      Filing Party:__________________________________________________
        4.      Date Filed:  __________________________________________________



                        CONECTISYS CORPORATION
                        24730 Avenue Tibbits, Suite 130
                        Valencia, California 91355

                            March 14, 2003



To Our Shareholders:

        You are cordially invited to attend the 2003 annual meeting of shareholders of ConectiSys Corporation that will be held at 10:00 a.m. local time on April 16, 2003 at the Valencia Hyatt, the Newhall Room, 24500 Town Center Drive, Valencia, California 91355. All holders of our outstanding common stock as of the close of business on March 7, 2003 are entitled to vote at the 2003 annual meeting.

        Enclosed is a copy of the notice of annual meeting of shareholders, a proxy statement and a proxy card. A current report on the business operations of ConectiSys will be presented at the meeting, and shareholders will have an opportunity to ask questions.

        We hope you will be able to attend the 2003 annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the 2003 annual meeting.

                                        Sincerely,


                                        /S/ROBERT A. SPIGNO
                                        Robert A. Spigno
                                        Chairman of the Board and
                                        Chief Executive Officer



                        CONECTISYS CORPORATION
                        24730 Avenue Tibbits, Suite 130
                        Valencia, California 91355

                NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD APRIL 16, 2003
                         __________________________

	NOTICE IS HEREBY GIVEN that the 2003 annual meeting of shareholders of ConectiSys Corporation, a Colorado corporation, will be held at 10:00 a.m. local time on April 16, 2003 at the Valencia Hyatt, the Newhall Room, 24500 Town Center Drive, Valencia, California 91355, for the following purposes:

        1.      To elect three directors to the board of directors;

        2. To consider and vote upon a proposal to approve an amendment to our Articles of Incorporation to increase our authorized shares of common stock from 250,000,000 shares to 1,000,000,000 shares;

        3. To ratify the selection of Hurley & Company as our independent certified public accountants to audit the financial statements of ConectiSys for the year ending September 30, 2003; and

        4. To transact such other business as may properly come before the 2003 annual meeting or any adjournment or adjournments thereof.

        The board of directors has fixed the close of business on March 7, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the 2003 annual meeting and all adjourned meetings thereof.

                                        By Order of the Board of Directors


                                        /S/ ROBERT A. SPIGNO
                                        Robert A. Spigno
                                        Chairman of the Board and
                                        Chief Executive Officer
Dated:  March 14, 2003

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.


                            CONECTISYS CORPORATION
                        24730 Avenue Tibbits, Suite 130
                         Valencia, California 91355

                             PROXY STATEMENT
                          _____________________

                   2003 ANNUAL MEETING OF SHAREHOLDERS
                             APRIL 16, 2003
                          _____________________

             THESE PROXY MATERIALS ARE FIRST BEING MAILED TO
                SHAREHOLDERS ON OR ABOUT MARCH 14, 2003
                           _____________________

                             VOTING AND PROXY

        This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors for use at the 2003 annual meeting of shareholders to be held at 10:00 a.m. local time on April 16, 2003 at the Valencia Hyatt, the Newhall Room, 24500 Town Center Drive, Valencia, California 91355 and at any adjournments of the 2003 annual meeting. When a proxy is properly executed and returned, the shares it represents will be voted according to directions noted on the proxy. If no specification is indicated, the shares will be voted "for" each of the proposals listed on the proxy. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to our corporate Secretary, by issuance of a subsequent proxy, or by voting in person at the 2003 annual meeting.

        At the close of business on March 7, 2003, the record date for determining shareholders entitled to notice of and to vote at the 2003 annual meeting, we had issued and outstanding 143,577,368 shares of common stock. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the 2003 annual meeting or at any adjournments of the meeting.

        Each share of common stock entitles the holder of record to one vote on any matter coming before the 2003 annual meeting. In voting for directors, however, shares may be voted cumulatively for persons whose names have been placed in nomination prior to the voting for the election of directors, but only if a shareholder present at the 2003 annual meeting gives notice at the 2003 annual meeting, prior to the voting for the election of directors, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.

        If any shareholder gives proper notice of his or her intention to vote cumulatively, then each shareholder eligible to vote will be entitled to cumulate his or her votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the total number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote. In addition, the person or persons holding the proxies solicited by our board of directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the board of directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the board of directors, even if cumulative voting is not called for at the 2003 annual meeting.

        A shareholder may choose to withhold from the proxy holders the authority to vote for any of the individual candidates nominated by our board of directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the 2003 annual meeting. However, the proxy holders will retain the authority to vote for the candidates nominated by the board of directors whose names have not been struck out and for any candidates who may be properly nominated at the 2003 annual meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the 2003 annual meeting. Ballots will be available at the 2003 annual meeting for shareholders who desire to vote in person.

        Under Colorado law and our Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of shareholders. Generally, if a quorum is present, then the affirmative vote of a majority of the shares represented and voting on any matter other than the election of directors will constitute the act of the shareholders, so long as the number of shares voting in favor of any proposal equals at least a majority of the quorum. Although abstentions and "broker non-votes" are not counted either "for" or "against" any proposals, if the number of abstentions or "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the quorum required for the meeting, the proposal will not be approved. This will be the case even though the number of votes "for" the proposal exceeds the number of votes "against" the proposal.

        In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. Votes against a candidate and votes withheld have no legal effect.

        We will pay the expenses of soliciting proxies for the 2003 annual meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2003 annual meeting are referred to in the preceding notice and are discussed below more fully.

                        ELECTION OF DIRECTORS
                            (Proposal 1)

        Our Bylaws provide for a range of three to seven directors and our board of directors has fixed the number of directors at three. Directors are elected annually and hold office until the next annual meeting of shareholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal. It is intended that the proxies solicited by our board of directors will be voted "for" election of the following three nominees unless a contrary instruction is made on the proxy: Robert A. Spigno, Lawrence Muirhead and Melissa McGough. If, for any reason, one or more of the nominees is unavailable as a candidate for director, an event that is not anticipated, the person named in the proxy will vote for another candidate or candidates nominated by our board of directors. However, under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named above. As described above, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected. All of the nominees for director are, at present, directors of ConectiSys.

        The current directors and executive officers of ConectiSys, and the director nominees, and their ages, positions, business experience and education are as follows:

      Name                     Age      Position
--------------------           ---      -------------------------------------
Robert A. Spigno (1)            48      Chairman of the Board, Chief
                                        Executive Officer and Director

Lawrence Muirhead (1)           43      Chief Technology Officer and Director

Patricia A. Spigno              45      Chief Financial Officer, Treasurer
                                        and Secretary

Melissa McGough (1)             26      Corporate Administrator and Director
_______________
(1)     Member of Stock Option Committee.


        All directors hold office until the next annual meeting of shareholders and until their respective successors are elected or until their earlier death, resignation or removal. Each officer of ConectiSys serves at the discretion of the board of directors. Robert A. Spigno and Patricia A. Spigno were formerly husband and wife. There are no other family relationships between or among any other directors, director nominees or executive officers of ConectiSys.

Directors and Director Nominees

        Robert A. Spigno has served as our Chief Executive Officer, Chairman of the Board and as a member of our board of directors since August 1995. Prior to that time, Mr. Spigno was President, for more than a decade, of S.W. Carver Corp., a company founded by he and his former wife, Patricia A. Spigno, that was a commercial builder of residential homes. Mr. Spigno has over 25 years of experience in executive management and majority ownership of several privately held companies.

        Lawrence Muirhead has served as our Chief Technical Officer and as a member of our board of directors since October 1997. Prior to that time, Mr. Muirhead worked for TRW. Mr. Muirhead has over 18 years of engineering and research and development experience in the aerospace industry, including over 13 years of experience with TRW, where he helped lead new product development and deployment. Mr. Muirhead holds a B.S. degree in physics and a B.A. degree in mathematics from the University of California, Santa Barbara, and holds an M.S. degree in physics from the California Institute of Technology.

        Melissa McGough has served as a member of our board of directors
since   November 1999. Ms. McGough has also been an employee since December
1998 and whose current responsibilities include public relations and management of our daily office activities. Prior to that time, Ms McGough was a student.

Executive Officer

        Patricia A. Spigno has served as our Chief Financial Officer and Secretary since August 1995 and served as a member of our board of directors from August 1995 until October 1997. Prior to that time, Ms. Spigno was Chief Financial Officer and the head of administration of S.W. Carver Corp., a company founded by her and her former husband, Robert A. Spigno. Ms. Spigno has over 22 years of experience in accounting and asset management.

Board Committees and Meetings

        Our board of directors has a Stock Option Committee. Our board of directors does not have an audit committee or a nominating committee. In the absence of an audit committee or a nominating committee, the entire board of directors will satisfy the duties of those committees. Selection of nominees for our board of directors is made by the entire board of directors.

        The Stock Option Committee makes recommendations to the board of directors concerning incentive compensation for employees and consultants of ConectiSys and selects the persons entitled to receive options under our stock option plan and establishes the number of shares, exercise price, vesting period and other terms of the options granted under those plans. The Stock Option Committee currently consists of Robert A. Spigno, Lawrence Muirhead and Melissa McGough. During 2002, the Stock Option Committee held three meetings and did not take action by written consent on any occasions. No executive officer of ConectiSys has served as a director or member of the compensation committee of any other entity whose executive officers served as a director of ConectiSys.

        During 2002, our board of directors held 33 meetings and took action by written consent on 29 occasions. During 2002, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors held during the period for which he or she has been a director and the total number of meetings held by all committees of the board on which he or she served during the periods that he or she served.

Employment Contracts and Termination of Employment and Change-in-Control
       Arrangements

        In October 1995, our board of directors set the compensation for Robert A. Spigno, our Chairman of the Board and Chief Executive Officer. Mr. Spigno has executed an employment agreement with ConectiSys effective October 2, 1995, as amended by employment agreement amendments effective July 24, 1996, August 11, 1997, September 1, 1999 and March 27, 2000 that provide for annual salary of $160,000 and a performance bonus of up to 50% of Mr. Spigno's annual salary. On March 27, 2000, Mr. Spigno was granted a fully- vested five-year option to purchase up to 2,000,000 shares of common stock at an exercise price of $.3864 per share, which was 50% of the closing price of a share of our common stock on that date. On September 30, 1999, Mr. Spigno was granted a fully-vested three-year option to purchase up to 500,000 shares of Class B Preferred Stock at an exercise price of $5.00 per share, which is $.50 per share of common stock on an as-converted basis, which was the closing price of a share of our common stock on that date. On September 11, 2001, the expiration date of this option was extended to November 1, 2004 and the exercise price per share was reduced to $2.50 per share, which is $.25 per share of common stock on an as-converted basis, which was the closing price of a share of our common stock on that date. On October 21, 2001 Mr. Spigno was granted a fully-vested three-year option to purchase up to 310,000 shares of Class A Preferred Stock at an exercise price of $1.00 per share, which was the estimated value of the Class A Preferred Stock on that date. On June 28, 2002, we repriced Robert Spigno's fully-vested option to purchase up to 500,000 shares of Class B Preferred Stock from an exercise price of $2.50 per share to an exercise price of $.50 per share. The exercise price of $.50 per share equates to $.05 per share of common stock if the Class B Preferred Stock were converted, which was in excess of the per share price of our common stock on that date.

        In August 1998, our board of directors set the compensation for Lawrence Muirhead, our Chief Technology Officer. Mr. Muirhead has executed an employment agreement with ConectiSys effective August 1, 1998, that provides for annual salary of $150,000 and a performance bonus of up to 50% of Mr. Muirhead's annual salary. On November 22, 1999, Mr. Muirhead was granted an option expiring December 31, 2002 to purchase up to 2,000,000 shares of common stock at an exercise price of $.50 per share, which was the closing price of a share of our common stock on that date. This option vests upon the achievement of certain specified performance criteria.

        In October 1995, our board of directors set the compensation for Patricia A. Spigno, our Chief Financial Officer and Secretary. Ms. Spigno has executed an employment agreement with ConectiSys effective October 2, 1996, as amended by employment agreement amendments effective July 24, 1996, September 1, 1999 and March 27, 2000 that provide for annual salary of $80,000 and a performance bonus of up to 50% of Ms. Spigno's annual salary. On March 27, 2000, Ms. Spigno was granted a fully-vested two-year option to purchase up to 500,000 shares of common stock at an exercise price of $.38 per share, which was 50% of the closing price of a share of our common stock on that date.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all such reports that they file.

        Based solely upon a review of copies of these reports furnished to us during 2002 and thereafter, or written representations received by us from reporting persons that no other reports were required, we believe that all Section 16(a) filing requirements applicable to our reporting persons during 2002 were complied with, except as described below.

        The following individuals are in the process of preparing late Forms 4 to report on the following numbers of Forms 4 the following numbers of transactions that inadvertently were not timely reported: Robert A. Spigno - 5 reports, 7 transactions; and Lawrence Muirhead - 2 reports, 2 transactions.

Compensation of Executive Officers

        The Summary Compensation Table below provides information concerning the annual and long-term compensation for services in all capacities to ConectiSys of our Chief Executive Officer, our Chief Technology Officer and our Chief Financial Officer and Secretary, or the named executives, during the years ended September 30, 2002, 2001 and 2000. There were no other executive officers whose annual salary and bonus compensation exceeded $100,000 during the year ended September 30, 2002.

                       Summary Compensation Table

                                                           Long-Term
                                                            Compensation
                                                            ------------
                                                              Awards
                                                            ------------
                                Annual Compensation          Securities
     Name and                                                Underlying      All Other
     Principal Position       Year     Salary($) Bonus($)(1)  Options(#)   Compensation ($)
     -------------------      -------  --------- ----------- ------------  ----------------
     Robert A. Spigno,        2002     $160,000  $80,000        --               --
     Chief Executive Officer  2001     $160,000  $80,000      6,453,634          --
                              2000     $160,000  $80,000        --             $13,750(2)

     Lawrence Muirhead,       2002     $150,000    --           --               --
     Chief Technology Officer 2001     $150,000    --         2,000,000          --
                              2000     $150,000    --           --               --

     Patricia A. Spigno,      2002     $ 80,000  $40,000        --               --
     Chief Financial Officer  2001     $ 80,000  $40,000       500,000           --
     and Secretary            2000     $ 80,000  $40,000        --             $13,750(2)
     _______________

    (1) Amounts represent approximate fair market value on the date of grant of common stock granted.

    (2) Represents amounts paid in connection with the rental of office space to ConectiSys.

Stock Option Grants in 2002

	In fiscal 2002, no options or stock appreciation rights were granted to the named executives.

Option Exercises and Fiscal Year-End Values

	The following table sets forth the number of shares acquired and value realized upon exercise of options during the fiscal year ended September 30, 2002 and the number of exercisable and unexercisable in-the-money stock options and their values at September 30, 2002 for the named executives. An option is "in-the-money" if the fair market value for the underlying securities exceeds the exercise price of the option.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values


              Option Table
                                    Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                              Number of Securities Underlying      Value ($)of Unexercised
                                Shares                               Unexercised Options           In-the-Money Options at
                                Acquired on     Value                September 30, 2002             September 30, 2002 (1)
     Name                       Exercise       Realized ($)   Exercisable(#) Unexercisable(#)    Exercisable    Unexercisable
     ---------------------      ------------    ------------   -------------- ----------------  --------------  ----------------
     Robert A. Spigno              ---             ---          6,453,634          ---               ---             ---
     Lawrence Muirhead             ---             ---             ---          2,000,000            ---             ---
     Patricia Spigno               ---             ---           500,000           ---               ---             ---
    _______________
    (1)   The closing sale price of our common stock on the OTC Bulletin
          Board(R) as of September 30, 2002 was $.012.


Long-Term Incentive Plan Awards

        In fiscal 2002, no awards were given to named executives under long-term incentive plans.

Repricing of Options and SARs

        Except as specified below, no adjustments to or repricing of stock options or stock appreciation rights previously awarded to the named executives occurred in fiscal 2002.

        On June 28, 2002, we repriced Robert Spigno's fully-vested option to purchase up to 500,000 shares of Class B Preferred Stock from an exercise price of $2.50 per share to an exercise price of $.50 per share. The exercise price of $.50 per share equates to $.05 per share of common stock if the Class B Preferred Stock were converted, which was in excess of the per share price of our common stock on that date.

Compensation of Directors

        Our directors do not receive any compensation in their capacity as members of the board of directors, but may be reimbursed for reasonable expenses incurred in connection with attendance of meetings of the board of directors.

        The advisors to our board of directors each receive 250,000 shares of common stock as yearly compensation for their advisory services.

Indemnification of Directors and Officers

        The Colorado Business Corporation Act, or CBCA, requires that each director discharge his duties to ConectiSys in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner that he reasonably believes to be in the best interests of ConectiSys. Generally, a director will not be liable to ConectiSys or its shareholders, for any action he takes or omits to take as a director if, in connection with such action or omission, he performed the duties of his position in compliance with the standards described above.

        Our Articles of Incorporation provide that ConectiSys may indemnify any director or officer of ConectiSys to the full extent permitted by Colorado law. Under the CBCA, except for the situation described below, a corporation may indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:

        o       the person conducted himself in good faith;

        o the person reasonably believed, in the case of conduct in an official capacity with ConectiSys, that his conduct was in the best interests of ConectiSys and, in all other cases, that his conduct was at least not opposed to the best interests of ConectiSys; and

        o in the case of any criminal proceeding, the person had no reasonable cause to believe his conduct was unlawful.

        Under the CBCA, ConectiSys may not indemnify a director as described above:

        o in connection with a proceeding by or in the right of ConectiSys, in which the director was adjudged liable to ConectiSys; or

        o in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he derived an improper personal benefit.

        Under the CBCA, ConectiSys is required to indemnify any director who is wholly successful on the merits or otherwise, in the defense of any proceeding to which the director was a party because the person is or was a director, against reasonable expenses incurred by him in connection with the proceeding.

        Section 2115 of the California General Corporation Law, or the California Corporations Code, provides that corporations such as ConectiSys that are incorporated in jurisdictions other than California and that meet various tests are subject to several provisions of the California Corporations Code, to the exclusion of the law of the jurisdiction in which the corporation is incorporated. We believe that as of September 30, 2002, we met the tests contained in Section 2115. Consequently, we are subject to, among other provisions of the California Corporations Code, Section 317 which governs indemnification of directors, officers and others. Section 317 generally eliminates the personal liability of a director for monetary damages in an action brought by or in the right of ConectiSys for breach of a director's duties to ConectiSys or our shareholders except for liability:

        o for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law;

        o for acts or omissions that a director believes to be contrary to the best interests of ConectiSys or our shareholders or that involve the absence of good faith on the part of the director;

        o for any transaction for which a director derived an improper personal benefit;

        o for acts or omissions that show a reckless disregard for the director's duty to ConectiSys or our shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to ConectiSys or our shareholders;

        o for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to ConectiSys or our shareholders; and

        o for engaging in transactions described in the California Corporations Code or California case law which result in liability, or approving the same kinds of transactions.

        To the extent indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of ConectiSys under the above provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

Certain Relationships and Related Transactions

        In October 1995, our board of directors set the compensation for Robert A. Spigno, our Chairman of the Board and Chief Executive Officer. Mr. Spigno has executed an employment agreement with ConectiSys effective October 2, 1995, as amended by employment agreement amendments effective July 24, 1996, August 11, 1997, September 1, 1999 and March 27, 2000 that provide for annual salary of $160,000 and a performance bonus of up to 50% of Mr. Spigno's annual salary. On March 27, 2000, Mr. Spigno was granted a fully- vested five-year option to purchase up to 2,000,000 shares of common stock at an exercise price of $.3864 per share, which was 50% of the closing price of a share of our common stock on that date. On September 30, 1999, Mr. Spigno was granted a fully-vested three-year option to purchase up to 500,000 shares of Class B Preferred Stock at an exercise price of $5.00 per share, which is $.50 per share of common stock on an as-converted basis, which was the closing price of a share of our common stock on that date. On September 11, 2001, the expiration date of this option was extended to November 1, 2004 and the exercise price per share was reduced to $2.50 per share, which is $.25 per share of common stock on an as-converted basis, which was the closing price of a share of our common stock on that date. On October 21, 2001 Mr. Spigno was granted a fully-vested three-year option to purchase up to 310,000 shares of Class A Preferred Stock at an exercise price of $1.00 per share, which was the estimated value of the Class A Preferred Stock on that date.

        In August 1998, our board of directors set the compensation for Lawrence Muirhead, our Chief Technology Officer. Mr. Muirhead has executed an employment agreement with ConectiSys effective August 1, 1998, that provides for annual salary of $150,000 and a performance bonus of up to 50% of Mr. Muirhead's annual salary. On November 22, 1999, Mr. Muirhead was granted an option initially expiring December 31, 2002 to purchase up to 2,000,000 shares of common stock at an exercise price of $.50 per share, which was the closing price of a share of our common stock on that date. This option vests upon the achievement of certain specified performance criteria. On January 6, 2003, we extended the expiration date of this option to December 31, 2004.

        In October 1995, our board of directors set the compensation for Patricia A. Spigno, our Chief Financial Officer and Secretary. Ms. Spigno has executed an employment agreement with ConectiSys effective October 2, 1996, as amended by employment agreement amendments effective July 24, 1996, September 1, 1999 and March 27, 2000 that provide for annual salary of $80,000 and a performance bonus of up to 50% of Ms. Spigno's annual salary. On March 27, 2000, Ms. Spigno was granted a fully-vested two-year option to purchase up to 500,000 shares of common stock at an exercise price of $.38 per share, which was 50% of the closing price of a share of our common stock on that date.

        Effective August 1995, we leased office space from S.W. Carver Corporation, a company owned by Robert Spigno and Patricia Spigno. The original lease period was twelve months, renewable annually each April at the option of ConectiSys. Effective April 1998, the monthly rent was increased from $2,000 to $2,500. Aggregate lease expenditures for the ten-month period ended September 30, 1999 were $25,000 and for the year ended September 30, 2000 were $27,500. This office space lease was terminated in September 2000. We believe the lease rates were at fair market value.

        At September 30, 2000, Robert Spigno had made cumulative cash advances to ConectiSys of $75,000. On October 1, 2000, these advances were memorialized in a revolving promissory note, executed by ConectiSys in favor of Mr. Spigno, due on demand, at an annual interest rate of 18%. During the year ended September 30, 2001, additional cash advances were made by Mr. Spigno under this note in the amount of $20,000 and we repaid an aggregate of $50,000 to Mr. Spigno on this note. As of September 30, 2001, total accrued and unpaid interest was $11,880, resulting in a $56,880 balance under the note. On September 30, 2001, we executed a new promissory note due September 1, 2002 initially in that amount. For the year ended September 30, 2000, we incurred interest expenses in the amount of $21,766, including $10,583 associated with the assumption by Mr. Spigno of a promissory note due S.W. Carver Corporation, which was repaid in May 2000. On September 1, 2002, we executed a new promissory note due September 1, 2003 initially in the aggregate amounts owed to Mr. Spigno as of that date. The aggregate amounts due Mr. Spigno under these arrangements as of September 30, 2002 was $87,564.

        At September 30, 2000, Patricia Spigno had made cumulative cash advances to ConectiSys of $61,945, under a revolving promissory note effective October 1, 2000, executed by ConectiSys in favor of Ms. Spigno, due on demand, at an annual interest rate of 18%. During the year ended September 30, 2001, we repaid an aggregate of $40,681 to Ms. Spigno on this note. As of September 30, 2001, total accrued and unpaid interest was $4,610, resulting in a $25,874 balance under the note. On September 30, 2001, we executed a new promissory note due September 1, 2002 initially in that amount. Ms. Spigno also borrowed on a personal credit card for our benefit in the amount of $18,455, bringing our total obligation due Ms. Spigno at September 30, 2001 to $44,329. During the year ended September 30, 2002, additional loan advances from Ms. Spigno were $19,500 and accrued interest was $2,269 and we repaid $39,500, resulting in an aggregate loan balance due at September 30, 2002 of $8,143. The loan balance is currently due on demand and continues to accrue interest at the rate of 18% per year.

        On March 27, 2000, Robert Spigno was granted a fully-vested five-year option to purchase up to 2,000,000 shares of common stock at an exercise price of $.3864 per share, which was 50% of the closing price of a share of our common stock on that date.

        On March 27, 2000, Patricia Spigno was granted a fully-vested two-year option to purchase up to 500,000 shares of common stock at an exercise price of $.38 per share, which was 50% of the closing price of a share of our common stock on that date.

        On May 22, 2000, we issued 2,056,346 shares of common stock and 20,000 shares of Class A Preferred Stock to Robert Spigno upon the exercise of options in exchange for an aggregate exercise price of $509,972 represented by the cancellation of debt and accrued compensation.

        On July 31, 2000 we issued 34,857 shares of common stock valued at $10,962 to Robert Spigno as compensation for services rendered.

        On July 31, 2000 we issued 89,886 shares of common stock valued at $28,269 to Lawrence Muirhead as compensation for services rendered.

        On July 31, 2000 we issued 9,157 shares of common stock valued at $2,880 to Melissa McGough as compensation for services rendered.

        On July 31, 2000 we issued 357,968 shares of common stock valued at $112,581 to Patricia Spigno as compensation for services rendered.

        On September 28, 2000 we issued 47,521 shares of common stock valued at $75,083 to Lawrence Muirhead as a hiring bonus that was due Mr. Muirhead but that had not yet been paid.

        On October 30, 2000 we issued 67,959 shares of common stock valued at $14,815 to Robert Spigno as compensation for services rendered.

        On October 30, 2000 we issued 60,868 shares of common stock valued at $13,269 to Lawrence Muirhead as compensation for services rendered.

        On October 30, 2000 we issued 12,950 shares of common stock valued at $2,823 to Patricia Spigno as compensation for services rendered.

        On April 23, 2001 we issued 2,293,855 shares of common stock valued at $247,102 to Robert Spigno as compensation for services rendered.

        On April 23, 2001 we issued 226,118 shares of common stock valued at $30,450 to Lawrence Muirhead as compensation for services rendered.

        On April 23, 2001 we issued 333,343 shares of common stock valued at $45,000 to our then president, Rodney Lighthipe as compensation for services rendered.

        On April 23, 2001 we issued 50,000 shares of common stock valued at $5,290 to Melissa McGough as a bonus.

        On April 23, 2001 we issued 452,954 shares of common stock valued at $48,943 to Patricia Spigno as compensation for services rendered.

        On July 20, 2001 we issued 79,651 shares of common stock valued at $14,815 to Robert Spigno as compensation for services rendered.

        On July 20, 2001 we issued 89,946 shares of common stock valued at $16,729 to Lawrence Muirhead as compensation for services rendered.

        On July 20, 2001 we issued 120,968 shares of common stock valued at $22,500 to our then president, Rodney Lighthipe as compensation for services rendered.

        On July 20, 2001 we issued 25,637 shares of common stock valued at $4,768 to Patricia Spigno as compensation for services rendered.

        On September 11, 2001, Robert Spigno was granted a fully-vested option to purchase up to 500,000 shares of Class B Preferred Stock at an exercise price of $2.50 per share. This equates to $.25 per share of common stock if the Class B Preferred Stock were converted, which was the price of our common stock on that date.

        On October 21, 2001, Mr. Spigno was granted a fully-vested option to purchase up to 310,000 shares of Class A Preferred Stock at an exercise price of $1.00 per share, which was the estimated value on that date.

        On December 19, 2001, Mr. Spigno exercised a portion of an option to purchase 60,000 shares of Class A Preferred Stock for $1.00 per share, which was the estimated value on that date.

        In March 2002, we issued to AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC (f/k/a Pegasus Capital Partners, LLC) and AJW Offshore, Ltd. (f/k/a AJW/New Millennium Offshore, Ltd.) an aggregate of $300,000 of our 12% Convertible Debentures due March 29, 2003, or the March 2002 offering, which were accompanied by warrants to purchase up to an aggregate of 1,500,000 shares of common stock. The debentures are immediately convertible into shares of common stock at an initial per share price equal to the lesser of $.06 and 50% of the average of the lowest three intraday trading prices during the 20 trading days immediately preceding a conversion. The warrants are immediately exercisable for shares of common stock at an initial per share price equal to the lesser of $.045 and the average of the lowest three intraday trading prices during the 20 trading days immediately preceding a conversion. As of September 30, 2002, $206,870 in principal amount plus related interest on the March 2002 debentures was outstanding.

        In May 2002, we issued to AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC (f/k/a Pegasus Capital Partners, LLC) and AJW Offshore, Ltd. (f/k/a AJW/New Millennium Offshore, Ltd.) an aggregate of $150,000 of our 12% Convertible Debentures due May 10, 2003, or the May 2002 offering, which were accompanied by warrants to purchase up to an aggregate of 750,000 shares of common stock. The debentures are immediately convertible into shares of common stock at an initial per share price equal to the lesser of $.06 and 50% of the average of the lowest three intraday trading prices during the 20 trading days immediately preceding a conversion. The warrants are immediately exercisable for shares of common stock at an initial per share price equal to the lesser of $.045 and the average of the lowest three intraday trading prices during the 20 trading days immediately preceding a conversion. As of September 30, 2002, $150,000 in principal amount plus related interest on the May 2002 debentures was outstanding.

        In June 2002, we issued to AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC (f/k/a Pegasus Capital Partners, LLC) and AJW Offshore, Ltd. (f/k/a AJW/New Millennium Offshore, Ltd.) an aggregate of $300,000 of our 12% Convertible Debentures due June 17, 2003, or the June 2002 offering, which were accompanied by warrants to purchase up to an aggregate of 1,500,000 shares of common stock. The debentures are immediately convertible into shares of common stock at an initial per share price equal to the lesser of $.06 and 50% of the average of the lowest three intraday trading prices during the 20 trading days immediately preceding a conversion. The warrants are immediately exercisable for shares of common stock at an initial per share price equal to the lesser of $.045 and the average of the lowest three intraday trading prices during the 20 trading days immediately preceding a conversion. As of September 30, 2002, $300,000 in principal amount plus related interest on the June 2002 debentures was outstanding.

        In June 2002, Laurus Master Fund transferred into its name 519,865 shares of our common stock pledged by Lawrence Muirhead as security for a loan made by Laurus to us in April 2001 in the original principal amount of $300,000.

        In June 2002, Mercator Momentum Fund transferred into its name 2,361,814 shares of our common stock pledged by Robert Spigno as security for a loan made by Mercator to us in February 2002 in the original principal amount of $340,000.

        On June 28, 2002, we repriced Robert Spigno's fully-vested option to purchase up to 500,000 shares of Class B Preferred Stock from an exercise price of $2.50 per share to an exercise price of $.50 per share. The exercise price of $.50 per share equates to $.05 per share of common stock if the Class B Preferred Stock were converted, which was in excess of the price of our common stock on that date.

        In July 2002, Laurus Master Fund transferred into its name 47,521 shares of our common stock pledged by Lawrence Muirhead as security for a loan made by Laurus to us in April 2001 in the original principal amount of $300,000.

        In August 2002, Laurus Master Fund transferred into its name 294,857 shares of our common stock pledged by Robert Spigno as security for a loan made by Laurus to us in April 2001 in the original principal amount of $300,000.

        In September 2002, Laurus Master Fund transferred into its name 117,021 shares of our common stock pledged by Lawrence Muirhead as security for a loan made by Laurus to us in April 2001 in the original principal amount of $300,000.

        In September 2002, Laurus Master Fund transferred into its name 500,000 shares of our common stock pledged by Robert Spigno as security for a loan made by Laurus to us in April 2001 in the original principal amount of $300,000.

        In October 2002, Laurus Master Fund transferred into its name 279,539 shares of our common stock pledged by Robert Spigno as security for a loan made by Laurus to us in April 2001 in the original principal amount of $300,000.

        In October 2002, Laurus Master Fund transferred into its name 1,458,059 shares of our common stock pledged by Patricia Spigno as security for a loan made by Laurus to us in April 2001 in the original principal amount of $300,000.

        In November 2002, we issued to AJW Partners, LLC, AJW Qualified Partners, LLC (f/k/a Pegasus Capital Partners, LLC) and AJW Offshore, Ltd. (f/k/a AJW/New Millennium Offshore, Ltd.) an aggregate of $200,000 of our 12% Convertible Debentures due November 27, 2003, or the November 2002 offering, which were accompanied by warrants to purchase up to an aggregate of 1,000,000 shares of common stock. The debentures are immediately convertible into shares of common stock at an initial per share price equal to the lesser of $.01 and 50% of the average of the lowest three intraday trading prices during the 20 trading days immediately preceding a conversion. The warrants are immediately exercisable for shares of common stock at an initial per share price equal to $.005. Upon filing of a registration statement covering the resale of shares underlying the convertible debentures and warrants issued in the November 2002 offering and covering the resale of shares underlying the convertible debentures and warrants that the debenture investors are committed to purchasing, the debenture investors in the November 2002 offering are committed to purchasing additional convertible debentures in the amount of $150,000 and related warrants to purchase up to an aggregate of 750,000 shares of common stock. Upon declaration by the Securities and Exchange Commission of the registration statement covering the resale of shares underlying the convertible debentures and warrants issued in the November 2002 offering and covering the resale of shares underlying the convertible debentures and warrants that the debenture investors are committed to purchasing, the debenture investors in the November 2002 offering are committed to purchasing additional convertible debentures in the amount of $150,000 and related warrants to purchase up to an aggregate of 750,000 shares of common stock. The full amount of the debentures issued in the November 2002 offering remains outstanding.

        In November 2002, Laurus Master Fund transferred into its name 1,556,346 shares of our common stock pledged by Robert Spigno as security for a loan made by Laurus to us in April 2001 in the original principal amount of $300,000.

        In November 2002, we issued 636,886 shares of common stock to Lawrence Muirhead to reimburse him for 636,886 shares pledged by him as security for a loan made by Laurus Master Fund to us in April 2001 in the original principal amount of $300,000, which pledged shares were transferred by Laurus into its name in connection with a default on that loan.

        In November 2002, we issued 2,630,742 shares of common stock to Robert Spigno to reimburse him for 2,630,742 shares pledged by him as security for a loan made by Laurus Master Fund to us in April 2001 in the original principal amount of $300,000, which pledged shares were transferred by Laurus into its name in connection with a default on that loan.

        In November 2002, we issued 1,458,059 shares of common stock to Patricia Spigno to reimburse her for 1,458,059 shares pledged by her as security for a loan made by Laurus Master Fund to us in April 2001 in the original principal amount of $300,000, which pledged shares were transferred by Laurus into its name in connection with a default on that loan.

        On December 12, 2002, we issued 250,000 shares of common stock valued at $1,250 to Melissa McGough as bonus compensation.

        In January 2003, we issued 2,361,814 shares of common stock to Robert Spigno to reimburse him for 2,361,814 shares pledged by him as security for a loan made by Mercator Momentum Fund to us in February 2002 in the original principal amount of $340,000, which pledged shares were transferred by Mercator into its name in connection with a default on that loan.

        In January 2003, we issued 47,521 shares of common stock to Lawrence Muirhead to reimburse him for 47,521 shares pledged by him as security for a loan made by Laurus Master Fund to us in April 2001 in the original principal amount of $300,000, which pledged shares were transferred by Laurus into its name in connection with a default on that loan.

        On January 6, 2003, we extended to December 31, 2004, the expiration date of an option granted to Mr. Muirhead on November 22, 1999 that initially expired December 31, 2002, to purchase up to 2,000,000 shares of common stock at an exercise price of $.50 per share, which was the closing price of a share of our common stock on the date of grant. This option vests upon the achievement of certain specified performance criteria.

        On January 6, 2003, we extended to December 31, 2004, the expiration date of an option granted to Mr. Spigno on November 22, 1999 that initially expired December 31, 2002, to purchase up to 500,000 shares of common stock at an exercise price of $.15 per share, which was 50% of the closing price of a share of our common stock on the date of grant. This option vested immediately.

        On January 6, 2003, we extended to December 31, 2004, the expiration date of an option granted to Ms. McGough on September 1, 1999 that initially expired December 31, 2002, to purchase up to 100,000 shares of common stock at an exercise price of $.38 per share, which was 50% of the closing price of a share of our common stock on the date of grant. This option vested immediately.

        We are or have been a party to various employment, consulting and compensation arrangements with related parties, as more particularly described above under the headings "Employment Contracts and Termination of Employment and Change-in-Control Arrangements," "Compensation of Executive Officers," and "Compensation of Directors."

Security Ownership of Certain Beneficial Owners and Management

As of February 24, 2003, a total of 116,964,306 shares of our common stock were outstanding. The following table sets forth information as of that date regarding the beneficial ownership of our common stock both before and immediately after the offering by:

        o each person known by us to own beneficially more than five percent, in the aggregate, of the outstanding shares of our common stock as of the date of the table;

        o       each of our directors;

        o each executive officer named in the Summary Compensation Table contained elsewhere in this document; and

        o       all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, we believe each holder possesses sole voting and investment power with respect to all of the shares of common stock owned by that holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a holder and the percentage ownership of that holder, shares of common stock subject to options or warrants or underlying convertible debentures or preferred stock held by that holder that are currently exercisable or convertible or are exercisable or convertible within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

        As described above under the heading "Certain Relationships and Related Transactions," AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC (f/k/a Pegasus Capital Partners, LLC) and AJW Offshore, Ltd. (f/k/a AJW/New Millennium Offshore, Ltd.) hold convertible debentures and related warrants. The convertible debentures and related warrants prohibit conversion of those convertible debentures or exercise of those related warrants to the extent that conversion of those convertible debentures would result in either of those security holders, together with their respective affiliates, beneficially owning in excess of 4.99% or 9.99% of our outstanding shares of common stock, and to the extent that exercise of those related warrants would result in either of those security holders, together with their respective affiliates, beneficially owning in excess of 4.99% of our outstanding shares of common stock.

        AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC (f/k/a Pegasus Capital Partners, LLC) and AJW Offshore, Ltd. (f/k/a AJW/New Millennium Offshore, Ltd.) may waive the 4.99% limitations upon 60 days' prior written notice to us. Also, these limitations do not preclude AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC (f/k/a Pegasus Capital Partners, LLC) and AJW Offshore, Ltd. (f/k/a AJW/New Millennium Offshore, Ltd.) from converting or exercising a convertible debenture or related warrants and selling shares underlying the convertible debenture or related warrants in stages over time where each stage does not cause the security holder and its affiliates to beneficially own shares in excess of the limitation amounts. In light of the limitations contained in the convertible debentures and related warrants, the number of shares shown in the table as beneficially owned by AJW Partners, LLC, New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC (f/k/a Pegasus Capital Partners, LLC) and AJW Offshore, Ltd. (f/k/a AJW/New Millennium Offshore, Ltd.) has been limited to 4.99% of the shares of our common stock outstanding as of the date of the table plus the corresponding number of shares issuable.

Name and Address of             Title of        Amount and Nature of
of Beneficial Owner (1)(2)        Class         Beneficial Ownership(2)     Percent of Class)
--------------------------     ---------       -------------------------   ------------------

Robert A. Spigno                Common          11,436,210(3)                     9.27%

                        Class A Preferred          450,020(4)                   100.00%


                        Class B Preferred          500,000(5)                   100.00%

AJW Partners, LLC               Common           6,154,720                        4.99%

New Millennium Capital
Partners II, LLC                Common           6,154,720                        4.99%

AJW Offshore, Ltd.              Common           6,154,720                        4.99%

AJW Qualified Partners, LLC.    Common           6,154,720                        4.99%

Patricia A. Spigno              Common           2,423,863(6)                     2.06%

Lawrence Muirhead               Common             971,393                          *

Melissa McGough                 Common             454,138(7)                       *

All directors and executive
   officers as a group
   (4 persons)                  Common          15,285,604(8)                    12.33%
                        Class A Preferred          450,020(4)                   100.00%
                        Class B Preferred          500,000(5)                   100.00%
_______________

*       Less than 1.00%

        (1) The address of each director and executive officer named in this table is c/o ConectiSys Corporation, 24730 Avenue Tibbitts, Suite 130, Valencia, California 91355. Mr. Spigno and Mr. Muirhead are directors and executive officers of ConectiSys. Ms. McGough is a director of ConectiSys. Ms. Spigno is an executive officer of ConectiSys.

        (2) The address of each of AJW Partners, LLC, New Millennium Capital Partners II, LLC and AJW Qualified Partners, LLC and AJW Offshore, Ltd. is 1044 Northern Boulevard, Suite 302, Roslyn, New York 11576. AJW Offshore, Ltd. was formerly known as AJW/New Millennium Offshore, Ltd. AJW Qualified Partners, LLC was formerly known as Pegasus Capital Partners, LLC.


        (3) Includes 1,443,654 shares underlying options and 5,000,000 shares issuable upon conversion of Class B Preferred Stock. Mr. Spigno holds an option to purchase Class B Preferred Stock.

        (4) Includes an option to purchase up to 250,000 shares of Class A Preferred Stock.

        (5) Represents an option to purchase up to 500,000 shares of Class B Preferred Stock.

        (6)     Includes 500,000 shares underlying options.

        (7)     Includes 100,000 shares underlying options.

        (8)     Includes 7,043,654 shares underlying options.

Audit Committee Report

        The full board of directors of ConectiSys Corporation, discharging the duties of an audit committee of the board of directors, discussed with the independent auditors of ConectiSys Corporation all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." Prior to the inclusion and filing with the Securities and Exchange Commission of the consolidated audited financial statements in ConectiSys Corporation's annual report on Form 10-KSB for the year ended September 30, 2002, the board of directors discussed with management and reviewed ConectiSys Corporation's consolidated audited financial statements. In addition, the board of directors obtained from the independent auditors a formal written statement indicating that no relationships exist between the auditors and ConectiSys Corporation that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," discerned from discussions with the auditors that no relationships exist that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Prior to the filing of the Form 10-KSB with the Securities and Exchange Commission, and based on the review and discussions referenced above, the board of directors recommended that the audited financial statements be included in the Form 10-KSB.

                                Respectfully submitted,

                                Board of Directors of ConectiSys Corporation
                                Robert A. Spigno
                                Lawrence Muirhead
                                Melissa McGough

Principal Accounting Firm Fees

        The following table sets forth the aggregate fees billed or expected to be billed to us for services rendered to us for the year ended September 30, 2002 by our independent auditors, Hurley & Company:

        Audit Fees               $13,500 (a)

        Financial Information
        Systems Design and
        Implementation Fees             -

        All Other Fees          $15,263 (b)(c)
__________________________
(a) Includes fees for the audit of our annual consolidated financial statements for the year ended September 30, 2002.

(b) Includes fees for reviews of the condensed consolidated financial statements included in our quarterly reports on Form 10-QSB for the year ended September 30, 2002. Also Includes fees for consents relating to registration statements.

(c) The board of directors has considered whether the provision of these services is compatible with maintaining the auditor's independence.

                 AMENDMENT TO ARTICLES OF INCORPORATION
        TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                             (Proposal 2)

        Effective as of February 24, 2003, our board of directors approved an amendment to Article IV of our Articles of Incorporation to increase the number of shares of our authorized common stock from 250,000,000 to 1,000,000,000. We refer to this amendment as the authorized share increase. The full text of the amendment is attached to this proxy statement as Exhibit A. Our board of directors believes that the authorized share increase is in the best interests of ConectiSys and our shareholders because it makes additional shares of common stock available for acquisitions, financings, present and future employee benefit programs and other corporate purposes.

        In addition, our board of directors believes that the authorized share increase is critical in light of our recent issuances of convertible debentures and related warrants. As described above under the heading "Certain Relationships and Related Transactions," the convertible debentures and related warrants are convertible into or exercisable for shares of our common stock. After taking into account the number of shares currently outstanding or issuable upon conversion or exercise of our outstanding derivative securities, the number of authorized shares of common stock provided for in our Articles of Incorporation is not sufficient to satisfy our obligations to issue shares of common stock to the convertible debenture investors upon conversion of the convertible debentures and exercise of the related warrants.

        Consequently, the agreements we entered into in connection with our offerings of the convertible debentures and related warrants required us to, among other things, reserve subject to shareholder approval, the shares of common stock underlying the convertible debentures and related warrants and, on a best efforts basis, increase the authorized number of shares of our common stock no later than February 28, 2003. If we are unsuccessful in timely increasing our authorized number of shares of common stock, we will be in default under those agreements and could face significant adverse consequences. Those consequences include, among other things, the holders of the convertible debentures and related warrants, requiring us to pay substantial penalties, requiring us to repay the convertible debentures and/or foreclosing upon their security interests in our assets, including our intellectual property. Any of these events could have a material adverse effect on our business, operating results, financial condition, cash flows and ability to service our other indebtedness.

        Our board of directors believes that it is in the best interests of ConectiSys and our shareholders to amend our Articles of Incorporation to provide sufficient shares of common stock to enable us to satisfy our obligations to issue shares of common stock as described above and to make additional shares of common stock available for acquisitions, financings, present and future employee benefit programs and other corporate purposes. The additional shares of common stock proposed to be authorized through the authorized share increase may be issued from time to time as our board of directors may determine without further action by our shareholders unless such action is required in a specific case by applicable laws, rules or regulations. Although our board of directors has no current plans to use these additional shares of common stock to entrench present management, it may be able to use these additional shares as a defensive tactic against hostile takeover attempts. However, no hostile takeover attempts are, to management's knowledge, currently threatened.

        Our Articles of Incorporation, as currently in effect and as proposed to be amended through the authorized share increase, do not provide our common shareholders with preemptive rights that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of ConectiSys.

Required Vote of Shareholders and Board Recommendation

        The affirmative vote of a majority of the shares of common stock represented and voting on this proposal is required for approval of this proposal, provided that the number of shares voting in favor of the proposal equals at least a majority of the quorum.

        OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION.

                   APPROVAL OF INDEPENDENT AUDITORS
                             (Proposal 3)

        Our board of directors has selected the independent certified public accounting firm of Hurley & Company to audit and comment on our financial statements for the year ending September 30, 2003, and to conduct whatever audit functions are deemed necessary. Hurley & Company audited our financial statements for the year ended September 30, 2002 that were included in our most recent annual report on Form 10-KSB.

        We do not anticipate that a representative of Hurley & Company will be present at the 2003 annual meeting.

Required Vote of Shareholders and Board Recommendation

        Although a vote of shareholders is not required on this proposal, our board of directors is asking our shareholders to ratify the appointment of our independent auditors. The affirmative vote of a majority of the shares of common stock represented and voting on this proposal will constitute shareholder ratification of the appointment, provided that the number of shares voting in favor of the proposal equals at least a majority of the quorum. If shareholder approval of this proposal is not obtained, our board of directors may reconsider its appointment of independent auditors.

    OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE
       RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS.

                              OTHER MATTERS

        Our board of directors knows of no other matters to be brought before the 2003 annual meeting. However, if other matters should come before the 2003 annual meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

                              ANNUAL REPORT

        A copy of our annual report to the Securities and Exchange Commission on Form 10-KSB for the year ended September 30, 2002 is available without charge to shareholders and may be obtained by writing to Investor Relations Department, ConectiSys Corporation, 24730 Avenue Tibbits, Suite 130 Valencia, California 91355 (telephone number: (661) 295-6763).

                  SUBMISSION OF SHAREHOLDER PROPOSALS

        Under Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders that are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by us by November 15, 2004, in order to be considered for inclusion in our proxy materials. These proposals must be addressed to our Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. For all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of ConectiSys not later than January 29, 2004. If a shareholder fails to so notify us of any such proposal prior to such date, management of ConectiSys will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting, without any discussion of the matter in our proxy statement.

                                                                    EXHIBIT A

                        ARTICLES OF AMENDMENT
                               TO THE
                      ARTICLES OF INCORPORATION
                                 OF
                       CONECTISYS CORPORATION

        Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

        FIRST:  The name of the corporation is ConectiSys Corporation.

        SECOND: The following amendment to the Articles of Incorporation of ConectiSys Corporation was adopted on April 16, 2003, as prescribed by the Colorado Business Corporation Act, by a vote of the shareholders of the corporation. The number of shares voted for the amendment by each voting group entitled to vote separately on the amendment was sufficient for approval. The preliminary paragraph of Article IV to the Articles of Incorporation of ConectiSys Corporation is replaced with the following:

                            ARTICLE IV
                          CAPITAL STOCK

        The aggregate number of shares which this Corporation shall have authority to issue is One Billion (1,000,000,000) shares of no par value each, which shares shall be designated "Common Stock"; and Fifty Million (50,000,000) shares of $1.00 par value each, which shares shall be designated "Preferred Stock" and which may be issued in one or more series at the discretion of the Board of Directors. In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Colorado Business Corporation Act.

        THIRD: There is no exchange, reclassification or cancellation of issued shares provided for in this amendment.

        FOURTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: the number of shares of "Common Stock" that the corporation is authorized to issue has increased by Seven Hundred Fifty Million (750,000,000) shares resulting in the corporation having the authority to issue up to One Billion (1,000,000,000) shares of "Common Stock."


Date: April 16, 2003           _________________________________________
                               Robert A. Spigno, Chief Executive Officer


                               _________________________________________
                               Patricia A. Spigno, Secretary


                PROXY FOR 2003 ANNUAL MEETING OF SHAREHOLDERS
                         CONECTISYS CORPORATION
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder of ConectiSys Corporation (the "Company") hereby constitutes and appoints Robert A. Spigno, with the power to appoint his substitute, as attorney and proxy to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2003 annual meeting of shareholders of the Company to be held at 10:00 a.m. local time on April 16, 2003 at the Valencia Hyatt, the Newhall Room, 24500 Town Center Drive, Valencia, California 91355 and at any adjournment or adjournments thereof, upon the below proposals. The Company's board of directors recommends a vote FOR each of the following proposals:

1. To elect three directors to the Company's board of directors as follows:

   [  ] FOR all nominees listed below, except      [ ] WITHHOLD AUTHORITY to
        as marked to the contrary below                vote for all nominees
                                                       listed below

        (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

                Robert A. Spigno

                Lawrence Muirhead

                Melissa McGough

        IF THE UNDERSIGNED SHAREHOLDER WISHES TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE UNDERSIGNED MUST APPEAR AND VOTE IN PERSON AT THE 2003 ANNUAL MEETING. IF ANY SHAREHOLDER GIVES PROPER NOTICE AT THE 2003 ANNUAL MEETING OF HIS OR HER INTENTION TO CUMULATE VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDER WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY EXCEPT TO THE EXTENT DESCRIBED IN THE "VOTING AND PROXY" SECTION OF THE PROXY STATEMENT.

2. To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to increase the Company's number of authorized shares of common stock from 250,000,000 shares to 1,000,000,000 shares.

        [ ] FOR approval        [ ]  AGAINST approval   [ ]  ABSTAIN

3. To consider and vote upon a proposal to ratify the appointment of Hurley & Company as independent certified public accountants of the Company for the year ending September 30, 2003.

        [ ]  FOR approval       [ ]  AGAINST approval   [ ]  ABSTAIN

4. To vote in his or her discretion on such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING IN PERSON AT THE ANNUAL MEETING.


        Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                DATED:_____________________________________



                                ___________________________________________
                                (Signature of Shareholder(s))


                                ___________________________________________
                                (Print Name(s) Here)

                                [ ]     PLEASE CHECK IF YOU ARE PLANNING
                                        TO ATTEND THE 2003 ANNUAL MEETING.